Exhibit Number 99.2

FIDIA ADVANCED BIOPOLYMERS S.R.L.

UNAUDITED INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 2009 AND 2008

TABLE OF CONTENTS

UNAUDITED INTERIM FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 AND SEPTEMBER 30, 2008

Amounts in Thousands of Euros	2009	2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	2,027	2,001
Accounts receivable, less allowance of €192 in September 2009 and €241 in September 2008 for doubtful accounts	4,347	4,491
Accounts receivable, parent company	964	1,785
Inventories (note 3)	1,317	749
Other current assets (note 4)	1,715	2,707
Deferred tax assets	12	16
TOTAL CURRENT ASSETS	10,382	11,749

Property, plant and equipment, net (note 5)	230	341
Intangible fixed assets, net (note 6)	2,013	2,213
Other assets	34	35
TOTAL ASSETS	12,659	14,338

LIABILITIES AND QUOTAHOLDERS' EQUITY
CURRENT LIABILITIES:
Quotaholder loan (note 7)	3,500	3,500
Accounts payable	1,725	1,785
Accounts payable, parent company	6,095	7,050
Current portion of tax payable	5	38
Other accrued liabilities (note 8)	748	432
TOTAL CURRENT LIABILITIES	12,073	12,805

Other liabilities (note 9)	563	538
TOTAL LIABILITIES	12,636	13,343

QUOTAHOLDERS' EQUITY:
Quota capital (note 10)	1,849	1,849
Reserves, retained earnings (deficit) and profit (loss) for the period (note 10)	(1,826)	(854)
TOTAL QUOTAHOLDERS' EQUITY	23	995
TOTAL LIABILITIES AND QUOTAHOLDERS' EQUITY	12,659	14,338

The accompanying notes are an integral part of these unaudited interim financial statements.

UNAUDITED INTERIM FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 AND SEPTEMBER 30, 2008

Amounts in Thousands of Euros	2009	2008

Sales	5,003	6,357
Product Revenue (note 12)	4,709	4,634
Licensing, milestone and contract revenue (note 13)	294	1,723
Cost of product sold	3,017	3,067
Research & development	1,868	1,884
Selling, general and administrative expense	2,808	3,365
Other operating expense	542	11
Total operating expenses	8,236	8,327

Operating (loss)	(3,234)	(1,970)
Interest income (note 14)	11	69
Interest expense (note 14)	(221)	(413)
(Loss) before income taxes	(3,444)	(2,314)

Income taxes (benefit) (note 11)	(844)	(604)
Net (loss) for the period	(2,600)	(1,710)

The accompanying notes are an integral part of these unaudited interim financial statements.

UNAUDITED INTERIM STATEMENT OF CASH FLOWS AS OF SEPTEMBER 30, 2009 AND SEPTEMBER 30, 2008

Amounts in Thousands of Euros	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES (A)

Net (loss) for the period	(2,600)	(1,710)
Depreciation & Amortization	380	341
Changes in assets and liabilities:
Increase (Decrease) in inventories	(480)	554
Decrease in trading account receivables	2,020	1,382
Increase in other assets	1,070	419
Increase (Decrease) in trading account payables	(1,704)	(2,683)
(Decrease) in other liabilities	(63)	(62)
Increase (Decrease) in accruals and provisions	254	(360)

Net cash (used) generated in operating activities	(1,123)	(2,119)

CASH FLOWS FROM INVESTING ACTIVITIES (B)

Investments in property, plant and equipment	(85)	(146)
Investments in intangible fixed assets	(127)	(137)
Increase (Decrease) in financial fixed assets	-	(4)
Net cash used in investing activities	(212)	(287)

CASH FLOWS FROM FINANCING ACTIVITIES (C)
Account payables waiver by parent company	1,600	2,000
(Decrease) in quotaholder loan	(6)	3,500
Increase (Decrease) in short term debt	-	(3,500)
Net cash (used) provided by financing activities	1,594	(2,000)

(DECREASE) INCREASE IN CASH (A + B + C)	259	(406)

Cash and cash equivalents beginning of year	1,768	2,407
(Decrease) Increase in cash (A + B + C)	259	(406)
CASH AND CASH EQUIVALENTS END OF THE PERIOD	2,027	2,001

The accompanying notes are an integral part of these unaudited interim financial statements.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 1—FORM AND CONTENT OF THE UNAUDITED INTERIM FINANCIAL STATEMENTS

The unaudited interim financial statements of Fidia Advanced Biopolymers S.r.l. (“FAB” or the “Company”) are prepared in accordance with current statutory legislation.

The accounting policies are consistent with the Italian Civil Code related to financial statements interpreted and integrated by the accounting principles established or adopted by the Italian Accounting Profession (collectively, “Italian Accounting Principles”), and in particular with reference to OIC 30 on preparation of unaudited interim financial statements.

Italian Accounting Principles differs in certain material respects from the U.S. generally accepted accounting principles (“U.S. GAAP”). The effects of these differences on quotaholders’ equity as of September 30, 2009 and 2008 and on the net loss for the periods ended September 30, 2009 and 2008, respectively are set forth in note 16.

The financial statements and related notes are presented in a reclassified format, which differs from FAB’s financial statements and disclosures which are prepared in accordance with Italian legal requirements. The format presented does not result in any modification of the portions attributable to FAB quotaholders’ equity and net loss as reported on an Italian Accounting Principles basis. All amounts are in thousands of Euro (or “€”), unless otherwise specified.

The quotas of FAB are fully owned by Fidia Farmaceutici S.p.A..

The Company's current liabilities exceed current assets and prepared its financial statements in accordance with the general principles of prudence and accruals-based accounting on a going concern basis. The parent company, Fidia Farmaceutici S.p.A., is committed to financially supporting the Company to ensure that it can continue as a going concern. Refer to note 10 for further information on such issue.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 2—ACCOUNTING POLICIES

The principal accounting policies applied by FAB according to Italian Accounting Principles, consistently with prior period, are as follows:

CASH AND CASH EQUIVALENTS

Cash is stated at nominal value.

ACCOUNTS RECEIVABLE AND PAYABLE

Receivables are stated at estimated realizable value through the specific provision for bad debts. Identifiable individual risks are accounted for through appropriate individual valuation adjustments, and general credit risks through general valuation adjustments of receivables. The Company generally does not require collateral for receivables subject to credit risk. Low-interest and non-interest bearing items with more than one year to maturity are not discounted. Payables are stated at nominal value.

FOREIGN CURRENCY TRANSACTIONS

Monetary assets and liabilities denominated in foreign currencies have been recorded at the exchange rate in effect at the date of the transaction; profit and losses on exchanges rates are booked in the statement of operations on the day of collection or payment.

INVENTORIES

Inventory is stated at the average purchase or production cost. The cost of raw materials and finished goods is calculated using the weighted average cost method. The purchase cost of materials includes not only their price, but also other costs directly related to the purchase. The cost of finished goods and semi-finished products includes the cost of purchasing the materials as well as production cost, which mainly comprises labour, depreciation and other indirect production costs. Inventory is stated at market value through the provision for write-downs of inventory where necessary.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment are entered at purchase or construction cost, including any directly attributable charges. No voluntary re-valuations were performed and no interest expenses have been capitalized on the Property, Plant and Equipment.

Depreciation reflects the estimated useful life of the asset. The depreciation rates, which are the same as for the prior financial period, are as follow:

Rates
Property:
Light constructions	10%
Generic plant	10%
Plant and machinery for slightly corrosive materials	12%

Equipment:
Sundry, small and laboratory equipment	40%
Ordinary office machines and furniture	12%
Electronic office machines and computers	20%
Cars, motor vehicles and similar	25%

Also depreciation was calculated for assets entering into service during the financial period on the basis of the effective date the assets have been placed into use. Construction in progress is not depreciated.

The maintenance and repair costs are capitalized on the Property, Plant and Equipment only if they generate an effective increase in the useful life or operating functionality of the assets otherwise they are expensed to the statement of operations as incurred.

Capital leases are included in property, plant and equipment if it is reasonably expected that upon expiry of the agreement the asset will be purchased. In these cases, an offsetting debt is included in the financial statements. The asset and the corresponding debt are stated at present value, which cannot exceed the related fair value. Capital leases are depreciated based on the same methodology as the assets above.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

INTANGIBLE FIXED ASSETS

Intangible fixed assets are recorded at cost and amortized on a straight line basis over the period of expected future benefit. The Company applies the following amortization rates:
-     licenses, industrial patents and rights to use intellectual property – 33%;
-     trademarks – 6%.
Leasehold improvements are amortized on a straight line basis over the period of renting.

WRITE-DOWN OF LONG-LIVED ASSETS

The Company evaluates its long-lived assets for any permanent impairment in value when appropriate. Long-lived assets (property, plant and equipment, intangible fixed assets, including goodwill, and equity investments) are written-down when there is a permanent impairment. The lower value is not maintained in subsequent financial statements if the underlying assumptions which gave rise to impairment are no longer applicable. A write-down is recognized when the recoverable value of an asset is below its net book value and, in accordance with Article 2426, paragraph 1, item 3 of the Italian Civil Code, the amount of the write-down is the difference between the recoverable value and the net book value. No impairment has been recorded in the accompanying financial statements for the periods ended September 30, 2009 and 2008.

EMPLOYEE TERMINATION INDEMNITIES

Employee termination indemnities are determined in accordance with the relevant current laws. The amount of employee termination indemnities shown in other liabilities within the balance sheets reflects the total amount of the indemnities, net of any advances taken, that each employee of the Italian companies would be entitled to receive if termination were to occur as of the respective balance sheet dates.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

PROVISIONS FOR RISKS AND CHARGES

Provisions for risks and charges are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefit will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. This provision also includes the item "agents retirement and equivalent obligations", an accrual for the indemnities due to sales agents upon termination, wherein provisions are set aside in case the Company should be required to pay the agent. These accruals are estimated based on the value of the sales generated by each agent.

RECOGNITION OF REVENUES AND EXPENSES

Revenues and expenses are recorded on the accrual basis.

Revenues are recorded in the statement of operations when title of ownership passes to the customer, which is generally at the point of shipment for foreign customers and at the time the goods are delivered for Italian customers. Expenses are also recognized on an accrual basis, with amounts recognized in the statement of operations based on when the goods and or services are received, regardless of payment terms in advance or after the receipt of the goods or services.

GRANTS RELATED TO INCOME

Grants related to income are taken to the profit and loss account when the Company becomes reasonably certain that it will receive them under specific contractual agreements with the granting body.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

INCOME TAXES

Current income taxes are computed on the basis of the estimated income tax charge according to the tax laws in force in Italy; the related income tax payable is shown net of payments on account, withholding taxes and tax credits in “Taxes payable”. Any net receivable position is shown in “Other current assets”.

The Company recognizes deferred income tax assets and liabilities that are determined under the liability method. Deferred income taxes represent the tax effect of temporary differences between the tax and financial reporting bases of assets and liabilities, using enacted tax rates, and the expected future benefit of net operating loss carry-forward. The tax benefit of tax loss carry-forwards is recorded only when there is a reasonable certainty of realization.

Deferred tax assets and deferred tax liabilities are offset whenever allowed by local Italian tax laws.

USE OF ESTIMATES

The preparation of financial statements in accordance with Italian Accounting Principles requires the Company to make estimates and assumptions that affect the reported carrying amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recognized during the reporting periods. Actual results could differ from those estimated.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 3—INVENTORIES

Amounts in thousands of Euros	As of September 30,
	2009	2008

Raw materials and supplies	169	191
Finished products	1,218	628
Obsolescence reserve	(70)	(70)
	1,317	749

Raw materials include materials used in production (mainly hyaluronic acid). Packing and packaging materials are included in this item. Finished products include stock of Company’s production.

The provision for obsolescence reserve, unchanged on the previous period, is as a result of the analyses of the recoverability of items in inventory at period end.

NOTE 4—OTHER CURRENT ASSETS

Other current assets include the following:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Tax receivables	648	1,137
Receivables from others	1,064	1,565
Prepayments and accrued income	3	5
	1,715	2,707

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

Tax receivables may be analyzed as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

IRPEG and related SINAX interest	-	3
VAT	530	1,000
VAT on German purchases	2	2
VAT on Austrian purchases	2	2
Withholdings	2	18
IRAP	112	112
	648	1,137

Receivables from others may be analyzed as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

BRITE and PNR grants	985	1,401
Payments on account to suppliers	45	130
Other	29	29
CSR (settled)	5	5
	1,064	1,565

Receivables from others show a net decrease of €501 mainly due to the collection of  €598 thousand in BRITE (Basic Research in Industrial Technologies for Europe) and PNR (National Research Plan) grants, since the Company collected BRITE and PNR grants of €598 during the year, while grants for €188 were reported.

These grants are recognized when the Company becomes reasonably certain of its right to receive them. Subsequent collection depends on the timing of the reporting of the related costs to the granting body for their approval. Based on historical experience, these reports are settled depending on the tests and inspections conducted by the relevant authorities.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

Prepayments and accrued income may be analyzed as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Services	3	5
	3	5

They relate to income and charges pertaining to periods before or after the related accounting entry and/or document date. They relate to more than one year and are accrued or deferred over time, regardless of when the amount is collected or paid.

NOTE 5—PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Plant and machinery	851	851
Industrial and commercial equipment	2,442	2,313
Other assets	400	393
Construction in progress	-	39
	3,693	3,596
Less accumulated depreciation	(3,463)	(3,255)
	230	341

Total depreciation expenses were equal to €118 for the period ended September 2009 and €75 for the period ended September 2008.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 6—INTANGIBLE FIXED ASSETS

Amounts in thousands of Euros	As of September 30,
	2009	2008

Industrial patents and similar rights	651	801
Licenses, trademarks and similar rights	52	52
Assets under development	1,212	1,192
Other	98	168
	2,013	2,213

Industrial patents and similar rights include:
-	industrial patents and intellectual property rights, which reflect costs incurred to register patents with the relevant authorities;
-	software licenses, related to costs for software licenses;
-
right to use research findings acquired in 2007 from the Tissue Tech Consortium; the total amount of €803 was amortized by €161 during the same year. With the acquisition of this know-how, FAB has brought its own cell-derived products up to the new EU standards under which these products are classified as drugs.

Licenses, trademarks and similar rights reflect registration cost for trademarks.
Assets under development include the following:
-
€315 related to costs (for third party consultancy and internal personnel expenses) incurred in 2004 to participate in the “STEPS – A System Approach to Tissue Engineering Products and Processes” project funded by the EU. The budget for this project amounts to roughly €22 million, approximately €13 million of which was funded by the EU. The agreement for the project signed on 24 March 2005 provides for a four-year term and Fidia Advanced Biopolymers S.r.l. is the coordinator of a group of 23 partners (6 industrial partners and 17 academic partners). The aim of this project is to integrate multi-disciplinary and fragmented applications to a structured system that facilitates development of tissue engineering. Costs capitalized will be amortized from the year of the project’s completion and over the duration of the project itself;

-
the residual €897, as of September 30, 2009 relates to costs incurred during the current and previous years for the patent registration (patents for which applications have been filed but registration has not yet been obtained). These costs will be amortized from the date of obtaining patent registration and relate to some of the research activities on polymers deriving from natural sources and biomaterials.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

Other intangible fixed assets include costs incurred to restructure the rooms of the “Tissue Tech” service in accordance with GMP regulations (€98 as of September 30, 2009).
Amortization expenses were equal to €261 for the period ended September 2009, €266 for the period ended September 2008.

NOTE 7—FINANCIAL DEBT

Amounts in thousands of Euros	As of September 30,
	2009	2008

Quotaholder loan	3,500	3,500
	3,500	3,500

On June 16, 2008 the loan with bank Cassa di Risparmio del Veneto was extinguished by the loan granted by the parent company. Annual interest expense are calculated at an interest rate equal to the Euribor of the period (3/6 months) + 1.70 points struck on the last working day of each period, expiring in 12 months (year end) and renewable for the other 12 months (year end).

Interest expense for the periods ended September 2009 and September 2008 approximated €108 and €54 respectively.

No amounts were capitalized in property, plant and equipment.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 8 - OTHER ACCRUED LIABILITIES

Other accrued liabilities are composed of the following:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Social security contributions	209	109
Wages and salaries accruals	497	185
Board of directors compensations	21	25
Pension and similar provision	4	14
Other accruals in the ordinary course of business	17	99
	748	432

NOTE 9—OTHER LIABILITIES

Other liabilities are summarized as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Employee termination indemnities	524	504
Other	39	34
	563	538

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 10 - QUOTAHOLDERS’ EQUITY

Quotaholders’ equity consisted of the following:

Amounts in thousands of Euros	Quota Capital	Retained earnings and reserves	Net Result	Total

Balance as of December 31, 2007	1,849	1,375	(2,520)	704
Waiver of trade receivables by the parent company		2,000
Coverage of prior year loss		(2,520)	2,520
Net result for the period Sept 30, 2008			(1,710)
Balance as of September 30, 2008	1,849	855	(1,710)	995

Balance as of December 31, 2008	1,849	855	(1,681)	1,023
Waiver of trade receivables by the parent company		1,600
Coverage of prior year loss		(1,681)	1,681
Net result for the period Sept 30, 2009			(2,600)
Balance as of September 30, 2009	1,849	774	(2,600)	23

The quotaholders’ capital amounting to €1,849 is fully owned by Fidia Farmaceutici S.p.A., a company of P&R Group.

As of September 30, 2008 the retained earnings and reserves include the following amounts:

•	reserve for future quota capital increases of €508;

•	statutory legal reserve of €347;

As of September 30, 2009 the retained earnings and reserves include the following amounts:

•	reserve for future quota capital increases of €427;

•	statutory legal reserve of €347.

As parent and sole quotaholder, Fidia Farmaceutici S.p.A., during the quotaholders’ meeting held on April 23, 2009, has decided to financially support the Company by the partial forgiveness of trade receivables for an amount of €1,600 enabling the Company to cover the net loss for the year ended December 31, 2008. Accordingly, the circumstances provided for by article 2446 of the Italian Civil Code do not apply. Fidia Farmaceutici S.p.A. has formally renewed its commitment to further support the Company to ensure its ability to continue as a going concern.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 11 - INCOME TAXES

The provision for income taxes consisted of the following:

	As of September 30,
	2009	2008

Current tax expense (benefit)	(883)	(661)
Deferred tax expense	39	57
Total income tax expense (benefit)	(844)	(604)

At September 30, 2009, the positive balance of €844 relates to the €883 tax benefit achieved by transferring the tax base of €3,213 for IRES (national corporate income tax) purposes to the parent, net of deferred tax charge of €39.

During 2007, the Company renewed the national tax consolidation agreement with the parent, pursuant to article 117 and following articles of the Consolidated Income Tax Act (TUIR). The agreement is effective from 2007 to 2009 including, therefore, the periods under examination. Pursuant to this agreement, the Company’s tax receivables for IRES purposes are disclosed in the balance sheet and these notes, as receivables from the parent.

There is no taxable profit for IRAP (regional tax on productive activities) purposes for the periods ended September 2009 and 2008.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 12 - PRODUCT REVENUE

Product revenue broken down by geographic area are shown below:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Italy	1,938	2,316
Abroad	2,771	2,318
	4,709	4,634

Product revenue by significant geographic area is as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Italy	1,938	2,316
Europe	976	711
USA	1,645	1,346
Asia	140	169
Other	10	92
	4,709	4,634

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 13 – LICENSING, MILESTONE, CONTRACT REVENUE AND OTHER REVENUES

Licensing, milestone, contract revenues and other revenues are detailed as follows:

Amounts in thousands of Euros	As of September 30,
	2009	2008

Grants	188	675
Other revenue	106	1,048
	294	1,723

Grants related to income of the BRITE projects approved by the EU.
Other revenue includes, for the period ended September 30, 2008, €975 relating to the sale of rights to the parent for obtaining EU certification to market OBL (Own Brand Label Products) products. This fee was calculated in accordance with the profit expectations of the products in agreement with the parent.

NOTE 14 - INTEREST INCOME AND EXPENSES

Interest income and expenses are detailed as follows

Amounts in thousands of Euros	As of September 30,
	2009	2008

Interest expense on loan	108	64
Interest expense on payables to parent company	113	253
Interest expense on bank accounts	-	96
Interest income on bank accounts	(11)	(69)
	210	344

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 15 - OTHER INFORMATION

a)           Related party transactions

The Company enters into transactions with affiliates and various related parties. The related party transactions relate to transactions between FAB and the P&R Group’s affiliates as well as the members of the Board of Directors and the companies in which they hold corporate office or significant responsibility. All transactions occurred at market conditions.

The following related party transactions are reflected in the statement of operations for the periods ended September 30, 2009 and 2008 (net of VAT):

Amounts in thousands of Euros	2009		2008
	Sales	Expenses	Sales	Expenses	Nature of Transactions
Related Party
Fidia farmaceutici S.p.A.	53		504		A
Fidia farmaceutici S.p.A.		(2,492)		(1,473)	B
Fidia farmaceutici S.p.A.		(1,126)		(1,140)	C
Fidia farmaceutici S.p.A.		(146)		(148)	D
Fidia farmaceutici S.p.A.		(500)		(501)	E
Fidia farmaceutici S.p.A.	59	(212)	45	(343)	F
Total	112	(4,476)	549	(3,605)

A - Sales and other revenue
B - Purchases of raw materials and other product
C - Administrative expenses and miscellaneous expenses;
D - Financial loan and interest expenses
E - Rent payments
F - Royalties

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

The following related party transactions are reflected in the assets and in the liabilities as of September 30, 2009 and 2008:

Amounts in thousands of Euros	2009		2008
	Receivables	Payables	Receivables	Payables	Nature of Transactions
Related Party
Fidia farmaceutici S.p.A.	884		661		A
Fidia farmaceutici S.p.A.		3,500		3,500	B
Fidia farmaceutici S.p.A.	80	6,095	1,124	7,050	C
Consortium Tissue Tech	123		296		D
Total	1,086	9,595	2,081	10,550

A - Tax credit
B - Loan
C - Trading and provision of services
D - Transaction in R&D Activities

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

NOTE 16 — RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA

The Company's accounting policies for financial reporting in accordance with Italian Accounting Principles differ in certain material respects from accounting principles generally accepted in the United States ("US GAAP"). Significant differences, which have an effect on Net (Loss) and Quotaholders' Equity, are described below:

(A) Accounting for intangible assets – R&D costs – The Company acquired, on a regular basis and according with an agreement dated April 4, 1999, the results of R&D activities performed by the Consortium Tissue Tech, an associate company. In its financial statements these R&D costs have been capitalized and classified as assets under development when acquired and as industrial patents and similar rights when completed.
Under SFAS 2 “Accounting for Research and Development Costs” all research and development costs shall be charged to expense when incurred. The following reconciliation includes the decrease in net equity and the effect on profit and loss as a consequence of the accounting treatment under US GAAP. For the tax effect related to this reconciliation item refer to letter (E) below.

(B) Accounting for intangible assets – IPR&D – In 2004 FAB included an amount of € 315 into assets under development in connection with costs (third part consultancy and internal personnel costs) for participating in the "STEPS Project" (A System Approach to Tissue Engineering Products and Processes). Under SFAS 142 “Goodwill and Other Intangible Assets” and APB Opinion No. 17, costs of internally developing intangible assets that are not specifically identifiable, that have indeterminate lives, or that are inherent in a continuing business shall be recognized as an expense when incurred. The following reconciliation includes the decrease in net equity as a consequence of the accounting treatment under US GAAP. For the tax effect related to this reconciliation item refer to letter (E) below.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

(C) Accounting for license fee – On January 10, 2007, the Company entered into a license agreement with TiGenix NV, a late-stage biomedical company incorporated in Belgium. Pursuant to such agreement FAB granted to TiGenix NV an exclusive license to sell a combination product utilizing one of FAB’s products for a period of twenty years. The agreement provided for a license fee of €500 in favor of the Company at the signing of the agreement. Such amount has been cashed by the Company on February 9, 2007.
Under SAB No.104, Topic 13, Revenue Recognition (SAB Topic 13A1), license fee revenue should be recognized in a manner consistent with the nature of the transaction and the earning process.
Since FAB recognized the entire amount of the license fee in its profit and loss account for 2007, the following reconciliation includes the increase of the loss relating to the deferral of such revenue by recognizing systematically over the period of the agreement. For the tax effect related to this reconciliation item refer to letter (E) below.

(D) Deferred Income taxes effects of item A, B and C above – In the accompanying reconciliation the US GAAP adjustments under the letters A, B and C above give rise to additional temporary differences between the tax basis of certain items and their reporting basis for US GAAP. However, under SFAS 109 "Accounting for Income Taxes" deferred tax assets are only recognized if it is determined that is it more likely than not that they will be realized. Accordingly, no deferred tax effect has been included in the accompanying reconciliation in respect of the above adjustments.

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

The following table summarizes the significant adjustments to the net (loss) which would be required if US GAAP had been applied instead of Italian Accounting Principles:

	Amounts in thousands of Euros	Net (Loss)	Net (Loss)
		2009	2008

	Amounts as per Italian Accounting Principles	(2,600)	(1,710)

A	Accounting for intangible assets – R&D costs	122	122
B	Accounting for intangible assets – IPR&D	-	-
C	Accounting for license fee	19	19
D	Deferred tax effect	-	-

	Amounts in accordance with US GAAP	(2.459)	(1.569)

The following table summarizes the significant adjustments to the quotaholders' equity which would be required if US GAAP had been applied instead of Italian Accounting Principles:

	Amounts in thousands of Euros	Quotaholders’ Equity	Quotaholders’ Equity (Deficit)
		2009	2008

	Amounts as per Italian Accounting Principles	23	995

A	Accounting for intangible assets – R&D costs	(519)	(681)
B	Accounting for intangible assets – IPR&D	(315)	(315)
C	Accounting for license fee	(431)	(456)
D	Deferred tax effect	-	-

	Amounts in accordance with US GAAP	(1.242)	(457)

The following table summarizes the significant balance sheet reclassification that would be required if US GAAP had been applied instead of Italian Accounting Principles:

Amounts in thousands of Euros	2009	2008

Increase of Property, plant and equipment, net	98	168
Decrease of Intangible fixed assets, net	(98)	(168)

Fidia Advanced Biopolymers S.r.l.
Unaudited Interim Financial Statements
As of and For the Periods Ended September 30, 2009 and 2008

The above reclassification refers to leasehold improvements which under Italian Accounting Principles are classified as intangible fixed assets, whereas under US GAAP should be classified under property, plant and equipment.

Abano terme (Padua-Italy), March 12, 2010